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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 28, 2002
(Date of earliest event reported)

Hanmi Financial Corporation
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30421 (Commission File No.)	95-4788120 (I.R.S. Employer Identification No.)

3660 Wilshire Blvd. PH-A
Los Angeles, California 90010
(Address of Principal executive offices, including zip code)

(213) 382-2200
(Registrant's telephone number, including area code)

ITEM 5.    Other Events.

        On June 28, 2002, the Registrant issued a press release announcing its exposure of WorldCom, Inc. Bond that it holds. Such press release is filed herein as Exhibit 99.1.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Hanmi Financial Corporation, dated June 28, 2002, announcing its exposure of WorldCom, Inc. Bond.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Hanmi Financial Corporation
Date: June 28, 2002	By	/s/ YONG KU CHOE
	Name:	Yong Ku Choe
	Title:	Senior Vice President and Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Item No.	Description
99.1	Press Release of Hanmi Financial Corporation, dated June 28, 2002, announcing its exposure of WorldCom, Inc. Bond.

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FORM 8-K
ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX